EXHIBIT 24

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, which are intended to constitute a General Power of Attorney pursuant to Article V, Title 15 of the New York General Obligations Law, that I, Paul F. Forman, 15 Flying Point Road, Stony Creek, Connecticut 06405, do hereby appoint Michael J. Auth, vice president, finance, Zygo Corporation, Laurel Brook Road, Middlefield, Connecticut 06455, my attorney-in-fact to act in my name, place, and stead in any way which I myself could do, if I were personally present, with respect to the following matter to the extent that I am permitted by law to act through an agent: the signing of an Annual Report on Form 10-K for the fiscal year ended June 30, 2000, and any amendments thereto, to be filed by Zygo Corporation under Section 13 of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission and grant full and unqualified authority to my attorney-in-fact to delegate the foregoing power to any person or persons whom my attorney-in-fact shall select.

     This power of attorney shall not be affected by the subsequent disability or incompetence of the principal.

     To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of the instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I, for myself and for my heirs, executors, legal representatives, and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

     IN WITNESS WHEREOF, I have hereunto signed my name this 10th day of August 2000.

                                                      /s/ PAUL FORMAN
                                                      -------------------
                                                          Paul F. Forman

STATE OF CONNECTICUT, COUNTY OF NEW HAVEN ss.:

     On the 10th day of August 2000, before me personally came Paul F. Forman to me known, and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                                 /s/ JOYCE A.GOLDBERG
                                                 --------------------
                                                      Notary Public

                                                    Joyce A. Goldberg
                                           Notary Public, State of Connecticut
                                           My commission expires Dec. 31, 2001

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, which are intended to constitute a General Power of Attorney pursuant to Article V, Title 15 of the New York General Obligations Law, that I, R. Clark Harris, NorthEast Ventures Associates, LLC., One State Street, Suite 1720, Hartford, Connecticut 06103, do hereby appoint Michael J. Auth, vice president, finance, Zygo Corporation, Laurel Brook Road, Middlefield, Connecticut 06455, my attorney-in-fact to act in my name, place, and stead in any way which I myself could do, if I were personally present, with respect to the following matter to the extent that I am permitted by law to act through an agent: the signing of an Annual Report on Form 10-K for the fiscal year ended June 30, 2000, and any amendments thereto, to be filed by Zygo Corporation under Section 13 of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission and grant full and unqualified authority to my attorney-in-fact to delegate the foregoing power to any person or persons whom my attorney-in-fact shall select.

     This power of attorney shall not be affected by the subsequent disability or incompetence of the principal.

     To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of the instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I, for myself and for my heirs, executors, legal representatives, and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

     IN WITNESS WHEREOF, I have hereunto signed my name this 26th day of September 2000.

                                                /s/ R. CLARK HARRIS
                                                -------------------
                                                    R. Clark Harris

STATE OF CONNECTICUT, COUNTY OF NEW HAVEN ss.:

     On the 26th day of September 2000, before me personally came R. Clark Harris to me known, and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                            /s/ JOYCE GOLDBERG
                                            ------------------
                                                Notary Public

                                             Joyce A. Goldberg
                                    Notary Public, State of Connecticut
                                    My commission expires Dec. 31, 2001

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, which are intended to constitute a General Power of Attorney pursuant to Article V, Title 15 of the New York General Obligations Law, that I, Seymour E. Liebman, Canon U.S.A., One Canon Plaza, Lake Success, New York 11042, do hereby appoint Michael J. Auth, vice president, finance, Zygo Corporation, Laurel Brook Road, Middlefield, Connecticut 06455, my attorney-in-fact to act in my name, place, and stead in any way which I myself could do, if I were personally present, with respect to the following matter to the extent that I am permitted by law to act through an agent: the signing of an Annual Report on Form 10-K for the fiscal year ended June 30, 2000, and any amendments thereto, to be filed by Zygo Corporation under Section 13 of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission and grant full and unqualified authority to my attorney-in-fact to delegate the foregoing power to any person or persons whom my attorney-in-fact shall select.

     This power of attorney shall not be affected by the subsequent disability or incompetence of the principal.

     To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of the instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I, for myself and for my heirs, executors, legal representatives, and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

     IN WITNESS WHEREOF, I have hereunto signed my name this 16th day of August 2000.

                                                      /s/ SEYMOUR E. LIEBMAN
                                                      ----------------------
                                                          Seymour E. Liebman

STATE OF NEW YORK, COUNTY OF NASSAU ss.:

     On the 16th day of August 2000, before me personally came Seymour E. Liebman to me known, and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                                 /s/ RUTH WEINSTEIN
----------------------------                     ------------------
                                                     Notary Public

                                                   RUTH WEINSTEIN
                                         Notary Public, State of New York
                                                  No. 01WE4734936
                                            Qualified in Nassau County
                                         Commission expires Jan. 31, 2002

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, which are intended to constitute a General Power of Attorney pursuant to Article V, Title 15 of the New York General Obligations Law, that I, Robert G. McKelvey, George McKelvey Co., Inc., 529 Washington Boulevard, Sea Girt, New Jersey 08759, do hereby appoint Michael J. Auth, vice president, finance and administration, Zygo Corporation, Laurel Brook Road, Middlefield, Connecticut 06455, my attorney-in-fact to act in my name, place, and stead in any way which I myself could do, if I were personally present, with respect to the following matter to the extent that I am permitted by law to act through an agent: the signing of an Annual Report on Form 10-K for the fiscal year ended June 30, 2000, and any amendments thereto, to be filed by Zygo Corporation under Section 13 of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission and grant full and unqualified authority to my attorney-in-fact to delegate the foregoing power to any person or persons whom my attorney-in-fact shall select.

     This power of attorney shall not be affected by the subsequent disability or incompetence of the principal.

     To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of the instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I, for myself and for my heirs, executors, legal representatives, and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

     IN WITNESS WHEREOF, I have hereunto signed my name this 2nd day of August 2000.

                                                 /s/ ROBERT G. McKELVEY
                                                 ----------------------
                                                     Robert G. McKelvey

STATE OF NEW JERSEY, COUNTY OF MONMOUTH ss.:

     On the 2nd day of August 2000, before me personally came Robert G. McKelvey to me known, and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                               /s/ MARGARET CAMPBELL
                                               ---------------------
                                                    Notary Public

                                                  Margaret Campbell
                                             Notary Public of New Jersey
                                         Commission Expires March 19, 2001

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, which are intended to constitute a General Power of Attorney pursuant to Article V, Title 15 of the New York General Obligations Law, that I, Robert B. Taylor, North College, Wesleyan University, Middletown, Connecticut 06459, do hereby appoint Michael J. Auth, vice president, finance, Zygo Corporation, Laurel Brook Road, Middlefield, Connecticut 06455, my attorney-in-fact to act in my name, place, and stead in any way which I myself could do, if I were personally present, with respect to the following matter to the extent that I am permitted by law to act through an agent: the signing of an Annual Report on Form 10-K for the fiscal year ended June 30, 2000, and any amendments thereto, to be filed by Zygo Corporation under
Section 13 of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission and grant full and unqualified authority to my attorney-in-fact to delegate the foregoing power to any person or persons whom my attorney-in-fact shall select.

     This power of attorney shall not be affected by the subsequent disability or incompetence of the principal.

     To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of the instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I, for myself and for my heirs, executors, legal representatives, and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

     IN WITNESS WHEREOF, I have hereunto signed my name this 7th day of August 2000.

                                                     /s/ ROBERT B. TAYLOR
                                                     --------------------
                                                         Robert B. Taylor

STATE OF CONNECTICUT, COUNTY OF MIDDLESEX ss.:

     On the 7th day of August 2000, before me personally came Robert B. Taylor to me known, and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                                 /s/ ROBIN D. OSTRUM
                                                 -------------------
                                                     Notary Public

                                                    Robin D. Ostrum
                                                     Notary Public
                                         My Commission Expires Aug. 31, 2001